UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2011

TRANSATLANTIC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

80 Pine Street, New York, New York (Address of Principal Executive Offices)	10005 (Zip Code)
Registrant’s telephone number, including area code: (212) 365-2200
NONE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On September 26, 2011, Transatlantic Holdings, Inc. (the “Company”) issued a press release regarding its entry into a confidentiality agreement and discussions with a third party regarding potential strategic alternatives. The confidentiality agreement announced today is in addition to the previously announced confidentiality agreements with Validus Holdings, Ltd. and National Indemnity Company, a member of the group of insurance companies of Berkshire Hathaway Inc. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     Also on September 26, 2011, the Company filed Amendment No. 9 (“Amendment 9”) to the Solicitation/Recommendation Statement on Schedule 14D-9 originally filed by the Company on July 28, 2011. A copy of Amendment 9 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	Press Release of Transatlantic Holdings, Inc. dated September 26, 2011.

99.2	Amendment 9 to Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on September 26, 2011).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC. (Registrant)
By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Executive Vice President and General Counsel

Date: September 26, 2011

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Transatlantic Holdings, Inc. dated September 26, 2011.

99.2	Amendment 8 to Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on September 26, 2011).